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                                                                      EXHIBIT 11


                               COGNEX CORPORATION

                                       CALCULATION OF WEIGHTED-AVERAGE COMMON
                                      AND COMMON EQUIVALENT SHARES OUTSTANDING




                                                                                            THREE MONTHS ENDED
                                                                                       MARCH 30,         MARCH 31,
                                                                                         1997              1996
                                                                                      ----------        ----------
                                                                                             (UNAUDITED)

   Weighted-average common shares outstanding................................         40,920,611        40,326,678
   Weighted-average options outstanding......................................          7,723,545         7,167,555
   Shares assumed to be purchased............................................         (4,698,760)       (3,437,712)
                                                                                      ----------        ----------
   Primary weighted-average common and common equivalent shares outstanding..
                                                                                      43,945,396        44,056,521
   Dilutive effect of weighted-average shares................................            181,054
                                                                                      ----------        ----------
   Fully diluted weighted-average common and common equivalent shares
     outstanding.............................................................         44,126,450        44,056,521
                                                                                      ==========        ==========




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